UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

Penford Corporation

(Exact name of registrant as specified in its charter)

Washington	0-11488	91-1221360
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7094 South Revere Parkway,
Englewood, Colorado		80112-3932
(Address of principal executive offices		(Zip Code)

303-649-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

On February 23, 2005, Steven O. Cordier, Senior Vice President and Chief Financial Officer of Penford Corporation (the “Company”) and John R. Randall, Vice President and General Manager of Penford Food Ingredients, presented to certain investors at the Roth Capital Partners 17th Annual Orange County Conference, the information presented in the slides as filed as Exhibit 99.1 to this Current Report, which is incorporated herein by reference. The presentation and the accompanying slides can be viewed through the Company’s website at www.penx.com for 90 days subsequent to the presentation.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01: Financial Statements and Exhibits

(c) Exhibits

     The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

Exhibit No.	Description
99.1	Investor presentation given February 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation

(Registrant)

February 25, 2005	/s/ Steven O. Cordier

Steven O. Cordier
Senior Vice President, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

     Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.	Description
99.1	Investor presentation given February 23, 2005

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